UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2008
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 20, 2008, Ireland Inc. (the “Company”) completed the acquisition of Columbus Brine Inc. (“CBI”). The acquisition of CBI was completed pursuant to the Agreement and Plan of Merger entered into by the Company, the Company’s wholly owned subsidiary incorporated for the sole purpose of completing the acquisition, CBI Acquisition, Inc. (“Ireland Sub”), CBI, and CBI’s directors and officers, John T. Arkoosh, William Maghan and Lawrence E. Chizmar Jr. (collectively referred to as the “CBI Principals”) on December 14, 2007, and as amended on January 31, 2008 (the Agreement and Plan of Merger, as amended, is referred to as the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, CBI was merged with, and into, Ireland Sub, with Ireland Sub continuing as the surviving entity (the “Merger”). To complete the acquisition of CBI, the Company issued an aggregate of 10,440,087 shares of its common stock, and 5,220,059 share purchase warrants to the former shareholders of CBI. Each share purchase warrant issued by the Company entitles the holder to purchase one additional share of Ireland’s common stock at a price of $2.39 per share for a period of 5 years. These share purchase warrants also contain the following material terms:

(a)

Each warrant provides the holder with a cashless right of exercise. If the holder chooses to utilize this cashless exercise right, the total number of shares that the holder will be entitled to will be determined by the following formula: [( A – B)C ] ÷ A where

	A =	the average closing price of the Company’s common stock during the five trading days prior to exercise.
	B =	the exercise price of $2.39.
	C =	the maximum number of shares of the Company’s common stock issuable upon exercise of the warrants.

If the holder chooses to utilize the cashless exercise right, the holder must do so with respect to all of the unexercised warrants held by him.

(b)

The Company will have the right to accelerate the expiration date of the warrants at any time after August 19, 2010 if the average closing price of the Company’s common stock over any 20 consecutive trading days is equal to or greater than 150% of the exercise price. If the Company exercises this acceleration right, the expiration date for the warrants will be accelerated to 30 days after the Company sends out notice that it is exercising the acceleration right.

Pursuant to the terms of the Merger Agreement, immediately upon completion of the Company’s acquisition of CBI, Lawrence E. Chizmar Jr., the Secretary, and a director, of CBI, was appointed to the Company’s board of directors. See Item 5.02 of this report.

By completing the acquisition of CBI, the Company now owns 100% of the “Columbus Project”, located in Esmeralda County, Nevada.

A copy of the press release announcing the Company’s acquisition of CBI is attached as an exhibit to this report.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In order to complete the acquisition of Columbus Brine Inc. (“CBI”), Ireland Inc. (the “Company”) issued an aggregate of 10,440,087 shares of its common stock and 5,220,059 share purchase warrants to the former shareholders of CBI. A description of the material terms of the share purchase warrants issued to CBI’s former shareholders is provided under Item 2.01 of this report.

The shares and share purchase warrants issued to the former shareholders of CBI were issued in reliance upon Rule 506 of Regulation D promulgated under the Securities Act of 1933. The Company received representations that there were no more than 35 shareholders of CBI who did not qualify as “accredited investors” as that term is defined in Rule 502 of Regulation D.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 20, 2008, immediately upon the completion of Ireland Inc.’s (the “Company”) acquisition of Columbus Brine Inc. (“CBI”), Lawrence E. Chizmar, Jr. was appointed to the Company’s board of directors.

Prior to the Company’s acquisition of CBI, Mr. Chizmar acted as a director, and the Secretary, of CBI. Mr. Chizmar currently works as the Director of Sales for a German industrial brake company, overseeing North American sales. Mr. Chizmar is also a decorated Army veteran and is a published author of several industrial brake related technical articles.

Mr. Chizmar and Douglas D.G. Birnie, the Company’s CEO, President and Secretary, and a member of the Company’s board of directors, are each the owners of a 1/8 interest in the mining syndicate known as the DDB Syndicate. The former officers and directors of CBI (other than Mr. Chizmar), and an affiliate of one of those former officers and directors, collectively own a 3/8 interest in the DDB Syndicate. The remaining 3/8 interest in the DDB Syndicate is collectively owned by affiliates of Nanominerals Corp., a significant shareholder of the Company. The DDB Claims constitute approximately 55% of the mineral claims that make up the Columbus Project as it is currently composed. Mr. Birnie and Nanomineral’s affiliates acquired their respective interests in the DDB Syndicate and the DDB Claims prior to their involvement with the Company. The DDB Syndicate has leased the DDB Claims to Columbus S.M. LLC (“CSM”), formerly a wholly owned subsidiary of CBI, and now a wholly owned subsidiary of the Company. The mining lease agreement (the “DDB Agreement”) between the DDB Syndicate and CSM provides CSM with a lease, extending for approximately 5 years, with an option to purchase the DDB Claims at any time during the lease period. In order to maintain its lease rights, CSM must pay the DDB Syndicate $130,000 by June 30, 2008, with annual rental payments thereafter of $30,000 per year, payable on June 30, 2009, 2010 and 2011 respectively. CSM may exercise its option to purchase the DDB Claims by:

(a)	paying the DDB Syndicate a purchase price of $400,000, less any rental payments made by CSM prior to exercising the option; or

(b)	paying the DDB Syndicate $10, plus the grant of a 2% royalty of net smelter returns on the DDB Claims.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Included as an exhibit to this report are the following audited consolidated financial statements of Columbus Brine Inc.:

	1.	Report of Independent Registered Public Accounting Firm

	2.	Consolidated Balance Sheets at December 31, 2007 and December 31, 2006;

	3.	Consolidated Statements of Operations for the years ended December 31, 2007 and December 31, 2006;

	4.	Consolidated Statement of Equity for the years ended December 31, 2007 and December 31, 2006;

	5.	Consolidated Statements of Cash Flows for the years ended December 31, 2007 and December 31, 2006; and

	6.	Notes to Financial Statements.

(b)	Pro forma Financial Information.

Pro forma consolidated financial statements giving effect to the acquisition of Columbus Brine Inc. by Ireland Inc. are not included in this report and will be filed by an amendment to this report no later than May 7, 2008.

(c)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Agreement and Plan of Merger among Ireland Inc., CBI Acquisition, Inc., Columbus Brine Inc., John T. Arkoosh, William Maghan and Lawrence E. Chizmar Jr.(1)

10.2

Amendment Agreement to Agreement and Plan of Merger entered into on January 31, 2008, among Ireland Inc., CBI Acquisition, Inc., Columbus Brine Inc., John T. Arkoosh, William Maghan and Lawrence E. Chizmar, Jr. (2)

99.1	Press Release dated February 21, 2008.

99.2	Audited Consolidated Financial Statements of Columbus Brine Inc. for the years ended December 31, 2007 and December 31, 2006.

(1)	Previously filed as an exhibit to the Current Report on Form 8-K filed by Ireland Inc. with the SEC on December 20, 2007.

(2)	Previously filed as an exhibit to the Current Report on Form 8-K filed by Ireland Inc. with the SEC on February 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.

Date: February 25, 2008
	By:	/s/ Douglas D.G. Birnie

		Name:	Douglas D.G. Birnie
		Title:	CEO, President and Secretary